EXHIBIT 99.1

First Mid Bancshares, Inc. and LINCO Bancshares, Inc. to Merge

MATTOON, Ill. and COLUMBIA, Mo., Sept. 28, 2020 (GLOBE NEWSWIRE) -- First Mid Bancshares, Inc. (“First Mid”) (NASDAQ: FMBH) and LINCO Bancshares, Inc. (“LINCO”) announced today the execution of a definitive agreement under which First Mid will acquire all of the outstanding shares of LINCO. LINCO is the holding company for Providence Bank (“Providence”), which is a Missouri state-chartered depository trust company with approximately $1.2 billion in assets.

Under the terms of the agreement, LINCO shareholders will receive an aggregate of $116.5 million in cash and 1,262,246 shares of FMBH stock. Based on First Mid’s price per share at the closing on September 25, 2020 of $22.50, the aggregate consideration to be paid by First Mid is approximately $144.9 million. One Board member from LINCO will be added to the First Mid Board of Directors.

The transaction is expected to be approximately 20% accretive to earnings per share in the first full year after close (excluding the impact of one-time transaction expenses). Estimated tangible book value per share dilution to First Mid is expected to be earned back in 2.25 years under the crossover method, including CECL “Day 2” accounting treatment.

Providence is a family-owned institution with a 132-year legacy of successful community banking primarily engaged in providing a full range of banking and financial services to individual and business customers in the surrounding communities of its banking centers in Columbia, Jefferson City, Osage Beach, Elsberry, Winfield and Greater St. Louis, Missouri; Fairview Heights, Illinois; and Grapevine, Texas, where it has maintained the Premier Bank Texas brand since it was acquired in 2010. In addition to its full-service banking centers, Providence has a loan production office based in Indianapolis, Indiana.

“Providence has a long history of providing excellent service to the communities it serves and we are looking forward to combining forces and providing even more financial solutions for customers and communities,” said Joe Dively, Chairman and Chief Executive Officer of First Mid. “We have consistently shared our strategic intent to diversify our geographic footprint and this merger expands our presence in the Mid-Missouri and St. Louis Metro markets. In addition to St. Louis, Providence has deep relationships in Columbia, where it is headquartered, and in the Jefferson City and Osage Beach markets. It has also successfully operated outside of Missouri in the high performing and growth markets of Grapevine, Texas and through its loan production office in Indianapolis, Indiana.”

Bill Laurie, Chairman of LINCO and Providence Bank, said, “Our family is excited to partner with First Mid to achieve our goal of creating a larger banking organization that will broaden and strengthen the products and services available to our customers. Providence Bank and First Mid share a like-minded focus on commitment to the communities we serve and First Mid is a perfect fit culturally and strategically for our customers, employees and shareholders.”

Kit Stolen, President and Chief Executive Officer of Providence Bank, said, “As we deepened the relationship with the First Mid team over the last year, the similarities of our two organizations were evident and such alignment will provide great value to all our stakeholders. This combination expands the products and services available to our customers, particularly both wealth management and insurance. Our Providence banking centers in the Metro West St. Louis align perfectly with First Mid’s existing Metro St. Louis presence, which will greatly enhance access for our combined client base. Along with First Mid’s strong deposit platform, a larger lending limit from the combined organization will provide significant growth and enhanced opportunities for the customers and communities we serve.”

Following completion of the transaction, First Mid is expected to have approximately $5.3 billion in total assets (excluding PPP loans). Combined the Company will have increased its St. Louis Metro market presence to approximately $1.1 billion in loans. As of June 30, 2020, First Mid’s wealth and farm management business had approximately $4.1 billion in assets under management and an insurance business that produced over $16.0 million in 2019 revenue.

The transaction has been unanimously approved by each company’s board of directors and is expected to close in the first quarter of 2021, subject to regulatory approvals and the satisfaction of customary closing conditions.

Piper Sandler & Co. acted as financial advisor and Schiff Hardin LLP served as legal advisor to First Mid. Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor and Stinson LLP served as legal advisor to LINCO.

A slide presentation relating to the transaction can be accessed under the investor relations section of First Mid’s website at www.firstmid.com. In addition, the presentation is included as an exhibit to the Form 8-K filed with the Securities and Exchange Commission announcing the transaction.

About First Mid: First Mid Bancshares, Inc. (“First Mid”) is the parent company of First Mid Bank & Trust, N.A., First Mid Insurance Group, Inc. and First Mid Wealth Management Co. First Mid is a $4.5 billion community-focused organization that provides a full-suite of financial services including banking, wealth management, brokerage, Ag services, and insurance through a sizeable network of locations throughout Illinois and eastern Missouri and a loan production office in the greater Indianapolis area. Together, our First Mid team takes great pride in their work and their ability to serve our customers well over the last 155 years. More information about the Company is available on our website at www.firstmid.com.

About LINCO: LINCO, headquartered in Columbia, Missouri, is a privately-held, $1.2 billion asset bank holding company for Providence Bank, which has been meeting the financial needs of individuals and businesses for more than 130 years. Today, Providence Bank has 14 banking centers serving clients in Columbia, Jefferson City, Osage Beach, St. Peters, St. Charles, St. Louis, Lake St. Louis, Elsberry and Winfield, Missouri; Fairview Heights, Illinois; Premier Bank Texas, a full-service banking center in Grapevine, Texas. In addition, Providence Bank operates the Providence Bank Mortgage Center and Providence Bank Agency Finance. More information about Providence Bank is available on its website at www.myprovidencebank.com.

Forward Looking Statements
This document may contain certain forward-looking statements about First Mid Bancshares, Inc. (“First Mid”) and LINCO Bancshares, Inc., a Missouri corporation (“LINCO”), such as discussions of First Mid’s and LINCO’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Mid and LINCO intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1955. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and LINCO, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between First Mid and LINCO will not be realized or will not be realized within the expected time period; the risk that integration of the operations of LINCO with First Mid will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transactions due to the failure to satisfy other conditions to completion of the proposed transactions, including receipt of required regulatory and other approvals; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and LINCO; legislative/regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and LINCO’s loan or investment portfolios and the valuation of those investment portfolios; demand for loan products; deposit flows; competition; demand for financial services in the market areas of First Mid and LINCO; and accounting principles, policies and guidelines. Additional information concerning First Mid, including additional factors and risks that could materially affect First Mid’s financial results, are included in First Mid’s filings with the Securities and Exchange Communication (the “SEC”) including its Annual Reports on Form 10-K. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

First Mid Investor Contact:
Aaron Holt
VP, Shareholder Relations
217-258-0463
aholt@firstmid.com

LINCO Contact:
Kit Stolen
573-447-8711
kstolen@myprovidencebank.com